                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 22, 2005 (November 22, 2005)
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                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

                               0-16704 05-0344399
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          (Commission File Number) (IRS Employer Identification Number)

                75 Hammond Street, Worcester, Massachusetts 01610
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                    (Address of principal executive offices)

                                  508-755-4000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.02.

On  November  22,  2005,   Providence  and  Worcester   Railroad   Company  (the
"Registrant")  announced  that  its  President  and a  member  of its  Board  of
Directors,  Orville  R.  Harrold,  died  unexpectedly.  Mr.  Harrold  served  as
President of the Registrant since 1980. Effective  immediately,  Robert H. Eder, the Registrant's  Chairman and Chief Executive  Officer since 1980,  assumed Mr.
Harrold's duties pending an election of a President by the Registrant's Board of
Directors.  Mr. Eder will not receive any additional  compensation in connection with the assumption of Mr.  Harrold's  duties.  Mr. Eder is also Chairman of the
Board of Directors of Capital Properties, Inc., a real estate holding company.

ITEM 9.01.

(c)      Exhibits

         Exhibit 99.1  Press Release.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                                     By:      /s/ Robert J. Easton
                                                         --------------------------------------
                                                                  Robert J. Easton, Treasurer and
                                                                  Chief Financial Officer

Date:  November 22, 2005